                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2003

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

      New York                       0-3319                      13-1784308
      --------                       ------                      ----------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                      One Commerce Park, Valhalla, NY 10595
                      -------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600

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          (Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

          On December 15, 2003, the Registrant  announced that (i) it has signed a consent  agreement with the SEC Staff for a settlement of previously
          announced   claims   against  the  Company  in  connection   with  the
          restatement  of  financial  statements,  (ii)  it  is  continuing  its discussions  with the US Government in connection  with the Department of Defense  investigation  at its RFI Corp.  subsidiary,  and (iii) on
          November 17, 2003, it filed a complaint  against its prior CEO, Samuel
          Park, seeking a declaratory  judgment with respect to certain matters.
          For  additional  information,  reference is made to the press  release which is attached hereto as Exhibit 99.01 and  incorporated  herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               99.01 Press Release dated December 15, 2003.

Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

          On December 15, 2003, the Registrant  announced  operating results for the fiscal year 2004 first quarter ended  November 1, 2003, as well as summary balance sheet data as of November 1, 2003.  Such  information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended,  nor shall it be deemed  incorporated  by reference in any filing under the
          Securities  Act of 1933, as amended,  except as shall be expressly set
          forth  by  specific   reference   in  such  filing.   For   additional
          information,  reference is made to the press release which is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DEL GLOBAL TECHNOLOGIES CORP.
                                                        (Registrant)

Date:  December 15, 2003                        By: /s/ Thomas V. Gilboy
                                                  ------------------------------
                                                        Thomas V. Gilboy
                                                        Chief Financial Officer

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                                  EXHIBIT INDEX

          Exhibit No.                      Description
          -----------                      -----------

          99.01                            Press Release dated December 15, 2003

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